EXHIBIT A
                                       TO
                           2002 EQUITY INCENTIVE PLAN

                           PERFORMANCE SHARE SUB-PLAN

                            (Effective July 9, 2002)

     This Performance Share Sub-Plan ("Sub-Plan") sets forth the rules and regulations adopted by the Committee for issuance of Performance Share Awards under Section 10 of the 2002 Equity Incentive Plan ("Plan"). Capitalized terms used in this Sub-Plan that are not defined herein shall have the meaning given in the Plan. In the event of any conflict between this Sub-Plan and the Plan, the terms and conditions of the Plan shall control. No Award Agreement shall be required for participation in this Sub-Plan.

Section 1.   Definitions

When used in this Sub-Plan, the following terms shall have the meanings as set forth below, and are in addition to the definitions set forth in the Plan.

1.1  "Account"  means  the  account  used to  record  and  track  the  number of
      -------
     Performance Shares granted to each Participant as provided in Section 2.4.

1.2  "Award" as used in this Sub-Plan means each aggregate  award of Performance
      -----
     Shares as provided in Section 2.2.

1.3  "EBITDA"  means  earnings  before  interest,   taxes,   depreciation,   and
      ------
     amortization as determined from time to time by the Committee.

1.4  "EBITDA  Growth" means the  percentage  increase (if any) in EBITDA for any
      --------------
     Year, as compared to the previous Year as determined from time to time by the Committee.

1.5  "Peer Group" means the utilities  included in the Standard & Poor's Utility
      ----------
     (Electric Power Companies) Index.


1.6  "Performance  Period" for purposes of this Sub-Plan means three consecutive
      -------------------
     Years beginning with the Year in which an Award is granted.

1.7  "Performance  Schedule"  means  Attachment 1 to this  Sub-Plan,  which sets
      ---------------------
     forth the Performance Measures applicable to this Sub-Plan.

1.8  "Performance  Share" for  purposes of this  Sub-Plan  means each unit of an
      ------------------
     Award granted to a Participant, the value of which is equal to the value of Company Stock as hereinafter provided.

1.9  "Retire" or "Retirement" means termination of employment on or after:
      ------      ----------

     (a)  becoming 65 years old with at least 5 years of service;

     (b)  becoming 55 years old with at least 15 years of service; or

     (c)  achieving at least 35 years of service, regardless of age.

1.10 "Salary" means the regular base rate of compensation payable by the Company
      ------
     to a Participant on an annual basis as of the date an Award is granted. Salary does not include bonuses, if any, or incentive compensation, if any. Such compensation shall not be reduced by any deferrals made under any other plans or programs maintained by the Company.

1.11 "Total  Shareholder  Return" means the total percentage  return realized by
      --------------------------
     the owner of a share of stock during a relevant Year or any part thereof. Total Shareholder Return is equal to the appreciation or depreciation in value of the stock (which is equal to the closing value of the stock on the last trading day of the relevant period minus the closing value of the stock on the last trading day of the preceding Year) plus the dividends declared during the relevant period, divided by the closing value of the stock on the last trading day of the preceding Year. Closing values for the stock on the dates given above shall be those published in the Wall Street Journal.

1.12 "Year" means a calendar year.
      ----

Section 2.  Sub-Plan Participation and Awards

2.1  Participant  Selection.  Participants under this Sub-Plan shall be selected
     ----------------------
     by the Committee in its sole discretion as provided in Section 4.2 of the Plan.

2.2  Awards.  Subject to any  adjustments  to be made  under  Section  2.5,  the
     ------
     Compensation Committee may, in its sole discretion, grant Awards to some or all of the Participants in the form of a specific number of Performance Shares. The total value of any Award shall not exceed the following limitations, based on the Participant's Salary on the date that the Award is granted:

     -------------------------------------------- ------------------------------
                  Participant                         Award Limitation
     -------------------------------------------- ------------------------------
      CEO*/COO*                                        150% of Salary
     -------------------------------------------- ------------------------------
      Presidents*/Executive VPs*                       100% of Salary
     -------------------------------------------- ------------------------------
      Senior VPs*                                       85% of Salary
     -------------------------------------------- ------------------------------
      Department Heads and Key Managers**
             Level I                                    75% of Salary
             Level II                                   50% of Salary
             Level III                                  40% of Salary
     -------------------------------------------- ------------------------------
        * Senior Management Committee level position
        **Levels shall be determined in the sole discretion of the Committee

2.3  Award  Valuation at Grant.  In  calculating  the  limitations  set forth in
     -------------------------
     Section 2.2, the value of each Performance Share shall be equal to the closing price of a share of Stock on the last trading day before the Award is granted, as published in the Wall Street Journal. Each Award is deemed to be granted on the day that it is approved by the Committee.

2.4  Accounting  and  Adjustment  of Awards.  The number of  Performance  Shares
     --------------------------------------
     awarded to a Participant shall be recorded in a separate Account for each Participant. The number of Performance Shares recorded in a Participant's Account shall be adjusted to reflect any splits or other adjustments in the Stock. If any cash dividends are paid on the Stock, the number of Performance Shares in each Participant's Account shall be increased by a number equal to (i) the dividend multiplied by the number of Performance Shares in each Participant's Account, divided by (ii) the closing price of a share of Stock on the payment date of the dividend, as published in the Wall Street Journal.

2.5  Performance  Schedule and  Calculation  of Awards.  Each Award shall become
     -------------------------------------------------
     vested on January 1 immediately following the end of the applicable Performance Period, subject to adjustment in accordance with the following procedure.

     (a)  One-half of the Award shall be adjusted as follows:

          (i) The Total Shareholder Return for the Company shall be determined for each Year during the Performance Period, and shall then be averaged (the "Company TSR").

          (ii) The average Total Shareholder Return for all Peer Group utilities shall be determined for each Year during the Performance Period, and shall then be averaged ( the "Peer Group TSR").

          (iii)The Peer Group TSR for the Performance Period shall be subtracted from the Company TSR for the Performance Period. The remainder shall then be used to determine the number of vested Performance Shares using the Performance Schedule, based on one-half of the number of Performance Shares in the Participant's Account.

     (b)  The other one-half of the Award shall be adjusted as follows:

          (i) The EBITDA Growth for the Company shall be determined for each Year during the Performance Period, and shall then be averaged (the "Company EBITDA Growth").

          (ii) The average EBITDA Growth for all Peer Group utilities shall be determined for each Year during the Performance period, and shall be averaged (the "Peer Group EBITDA Growth").

          (iii) The Peer Group EBITDA Growth for the Performance Period shall be subtracted from the Company EBITDA Growth for the Performance Period. The remainder shall then be used to determine the number of vested Performance Shares using the Performance Schedule, based on one-half of the number of Performance Shares in the Participant's Account.

     (c)  The  total  number  of  vested   Performance  Shares  payable  to  the
          Participant shall be the sum of the amounts determined in accordance with subsections (a) and (b) above.

     (d) The Performance Measures and the Performance Schedule will not change during any Performance Period with regard to any Awards that have already been granted. The Committee reserves the right to modify or adjust the Performance Measures and/or the Performance Schedule in the Committee's sole discretion with regard to future grants.

2.6 Payment Options. Except as provided in Section 3, Awards shall be paid after expiration of the Performance Period. The Company will pay in cash to each Participant the aggregate value of vested Performance Shares, which shall be determined in accordance with Section 2.7. Payment shall be made as follows:

     (a) 100% during the month of April of the Year immediately following expiration of the Performance Period, or as soon as practical thereafter; or

     (b) in accordance with an alternative payment election made by Participant substantially in the form attached hereto as Attachment 2, provided that such election is executed by the Participant and returned to the Vice President, Human Resources Department no later than the end of the first Year of the Performance Period. Once made, this election is irrevocable.

2.7 Valuation of Performance Shares. For the purposes of payment under Section 2.6, the aggregate value of vested Performance Shares shall be equal to the total number of vested Performance Shares in the Participant's Account (after any applicable adjustments under Section 2.5) multiplied by the closing price of the Stock on the March 31 (or if March 31 is not a trading day, the closing price of the Stock on the next preceding trading day) before payment of the Award, as published in the Wall Street Journal.

2.8 Grantor Trust. In the case of a Change in Control, the Company shall, subject to the restrictions in this Section 2.8 and Section 13.12 of the Plan, irrevocably set aside funds in one or more such grantor trusts in an amount that is sufficient to pay each Participant employed by such Company (or Designated Beneficiary), the net present value as of the date on which the Change in Control occurs, of the earned benefits to which Participants (or their Designated Beneficiaries) would be entitled pursuant to the terms of the Plan if the value of their deferral account (if any) established pursuant to section 2.6(b) would be paid in a lump sum upon the Change in Control. Any such trust shall be subject to the claims of the general creditors of the Sponsor or Company in the event of bankruptcy or insolvency of the Sponsor or Company.

Section 3.  Early Vesting and Forfeiture

3.1 Retirement, Death or Divestiture. If prior to expiration of the Performance Period the Participant Retires or dies, or in the event of a Divestiture during a Performance Period, the Participant's outstanding Award(s) for any unexpired Performance Period shall immediately become vested, and the aggregate value of the Award shall be paid in cash after being adjusted in accordance with Section 3.3.

3.2 Change in Control. In the event of a Change in Control prior to the expiration of the Performance Period, any outstanding Award of the Participant for any unexpired Performance Period shall be treated as follows:

     (a) If the Award is assumed by the successor to the Sponsor as of the date of the Change in Control, each outstanding Award not previously forfeited shall continue to vest and shall be paid pursuant to the terms of this Sub-Plan; provided, however, that in the event the employment of the Participant is terminated by the Company without Cause following the Change in Control, any outstanding Award shall become vested as of the termination date, and the aggregate value of the Award shall be paid in cash after being adjusted in accordance with Section 3.3.

     (b) If the Award is not assumed by the successor to the Sponsor as of the date of the Change in Control, any outstanding Award shall become vested as of the date of the Change in Control, and the aggregate value of the Award shall be paid in cash after being adjusted in accordance with Section 3.3.

3.3 Adjustment of Awards. Any Award which is vested pursuant to this Section 3 prior to the end of the Performance Period shall be adjusted pursuant to the following procedure.

     (a)  One-half of the Award shall be adjusted as follows:

          (i) The Total Shareholder Return for the Company shall be determined for each Year or partial Year, and a weighted average Total Shareholder Return for the Company shall be calculated for the period between the first day of the Performance Period and the date the Participant Retires or dies, or the date of the Divestiture or the date that the Award is vested pursuant to Section 3.2 (the "Prorated Company TSR").

          (ii) The average Total Shareholder Return for all Peer Group utilities shall be determined for each Year or partial Year, and a weighted average Total Shareholder Return shall be calculated for the period between the first day of the Performance Period and the date the Participant Retires or dies, or the date of the Divestiture or the date that the Award is vested pursuant to Section 3.2 (the "Prorated Peer Group TSR").

          (iii) The Prorated Peer Group TSR for the Performance Period shall be subtracted from the Prorated Company TSR for the Performance Period. The remainder shall then be used to determine the vested Performance Shares using the Performance Schedule, based on one-half of the number of Performance Shares in the Participant's Account.

     (b)  The other one-half of the Award shall be adjusted as follows:

          (i) The EBITDA Growth for the Company shall be determined for each Year or partial Year, and a weighted average EBITDA Growth for the Company shall be calculated for the period between the first day of the Performance Period and the end of the calendar quarter immediately preceding the date that the Participant Retires or dies, or end of the calendar quarter immediately preceding the date of the Divestiture or the date that the Award is vested pursuant to Section 3.2 (the "Prorated Company EBITDA Growth").

          (ii) The average EBITDA Growth for all Peer Group utilities shall be determined for each Year or partial Year, and a weighted average EBITDA Growth shall be calculated for the period between the first day of the Performance Period and the end of the calendar quarter immediately preceding the date the Participant Retires or dies, or the end of the calendar quarter immediately preceding the date of the Divestiture or the date that the Award is vested pursuant to Section
          3.2 (the "Prorated Peer Group EBITDA Growth").

          (iii) The Prorated Peer Group EBITDA Growth for the Performance Period shall be subtracted from the Prorated Company EBITDA Growth for the Performance Period. The remainder shall then be used to determine the vested Performance Shares using the Performance Schedule, based on one-half of the number of Performance Shares in the Participant's Account.

     (c)  The  total  number  of  vested   Performance  Shares  payable  to  the
          Participant shall be the sum of the amounts determined in accordance with subsections (a) and (b) above.

     (d) If the Participant Retires, the Award shall be paid in accordance with the Participant's election as provided in Section 2.6. If the Participant dies, or in the event of a Divestiture, payment shall be made in cash within a reasonable time after the Participant dies, or within a reasonable time after the Divestiture becomes effective, notwithstanding any election under Section 2.6. Payment upon death shall be made to the Participant's Designated Beneficiary. If the Award is vested pursuant to Section 3.2, the Award shall be paid within a reasonable time after the date of vesting, notwithstanding any election under Section 2.6. The aggregate value of the vested Performance Shares shall be determined in accordance with section 3.4.

3.4 Valuation of Performance Shares. For the purposes of payment under Section 3.3(d), the aggregate value of vested Performance Shares shall be equal to the number of vested Performance Shares in the Participant's Account (after any applicable adjustments under Section 3.3) multiplied by the closing price of the Stock on the date that the Participant Retires or dies, or on the date of the Divestiture, or the on date the Award vests pursuant to
     Section 3.2 (as applicable), as published in the Wall Street Journal.

3.5 Termination of Employment. In the event that a Participant's employment with the Company terminates for any reason other than as provided in this
     Section 3, any Award made to the Participant which has not vested as provided in Section 2 or Section 3 shall be forfeited. Any vested Awards shall be paid within a reasonable time after termination (for reasons other than Retirement), notwithstanding any election to defer the payment of any Award under Section 2.6.

Section 4.  Non-Assignability of Awards

The Awards and any right to receive payment under the Plan and this Sub-Plan may not be anticipated, alienated, pledged, encumbered, or subject to any charge or legal process, and if any attempt is made to do so, or a Participant becomes bankrupt, then in the sole discretion of the Committee, any Award made to the Participant which has not vested as provided in Sections 2 and 3 shall be forfeited.

Section 5.  Amendment and Termination

This Sub-Plan shall be subject to amendment, suspension, or termination as provided in the Plan.

                                  ATTACHMENT 1

                              PERFORMANCE SCHEDULE

                         PERFORMANCE SHARE CALCULATION(1)
                         --------------------------------


The following table shall be used to adjust one half of the Participant's Award in accordance with Section 2.5(a) or Section 3.3(a) of the Plan:

If the Company TSR(2) minus               Then the 50% of the vested
the Peer Group TSR(2) is:                 Performance Share Award
                                          shall be multiplied by:

      5% or better                                  2.00

      4.0 - 4.99                                    1.75

      3.0 - 3.99                                    1.50

      2.0 - 2.99                                    1.25

      1.0 - 1.99                                    1.00

      (0.99) - 0.99                                  .50

      (1.0) - (1.99)                                 .25

      (2.0) or less                                 0.00

The following table shall be used to adjust one half of the Participant's Award in accordance with Section 2.5(b) or Section 3.3(b) of the Plan:

If the Company EBITDA Growth(2) minus       Then the 50% of the vested
the Peer Group EBITDA Growth(2) is:         Performance Share Award
                                            shall be multiplied by:

          5% or better                                 2.00

          4.0 - 4.99                                   1.75

          3.0 - 3.99                                   1.50

          2.0 - 2.99                                   1.25

          1.0 - 1.99                                   1.00

          0.00 - 0.99                                   .50

          Less than 0                                     0

(1) The number of Performance Shares as calculated above shall be paid in accordance with the provisions of Section 2.5 and 2.6 of the Sub-Plan.

(2) For purposes of Section 3, the Prorated Company TSR and EBITDA Growth and Prorated Peer Group TSR and EBITDA Growth shall be used, and the number of Performance Shares as calculated above shall be paid in accordance with the provisions of Section 3.3 of the Sub-Plan.

                                  ATTACHMENT 2
                           Performance Share Sub-Plan
                           200_ Deferral Election Form

As a Participant in the Performance Share Sub-Plan of the 2002 Equity Incentive Plan ("Sub-Plan"), I hereby elect to defer payment of my Award otherwise payable to me by the Company and attributable to services to be performed by me during the Performance Period beginning on January __, 200__. This election shall apply to [CHECK ONE]:

   [ ] 100% of the Award                    [ ]  50% of the Award
   [ ] 75% of the Award                     [ ]  25% of the Award

Upon vesting, I understand that my Award shall continue to be recorded in my Account as Performance Shares as described in the Sub-Plan and adjusted to reflect the payment and reinvesting of the Company's common stock dividends over the deferral period, until paid in full.

I hereby elect to defer receipt (or commencement of receipt) of my Award until the date specified below, or as soon as practical thereafter [CHECK ONE]:

   [ ] a specific date certain at least 5 years from
       expiration of the Performance Period:              4   / 1 /          *
                                                       -------------------------
                                                          (month/day/year)
   [ ] the April 1 following the date of retirement

   [ ] the April 1 following the first anniversary of my date of retirement

* Notwithstanding my election above, if I elect a date certain distribution and I retire before that date certain, I understand that the Company will commence distribution of my account no later than the April 1 following the first anniversary of the date of retirement, or as soon as practical thereafter, even though said date is earlier than 5 years from expiration of the Performance Period.

I hereby  elect to be paid as  described  in the  Sub-Plan in the form of [CHECK
ONE]:

   [ ] a single payment     [ ] annual payments commencing on the date set forth
                                above and payable on the anniversary date thereof over:

                                [ ] a two year period    [ ] a three year period
                                [ ] a four year period   [ ] a five year period

I understand that I will receive "earnings" on those deferred amounts when they are paid to me.

I understand that the election made as indicated herein is irrevocable and that all deferral elections are subject to the provisions of the Sub-Plan, including provisions that may affect timing of distributions.

I understand and acknowledge that my interests herein and my rights to receive distribution of the deferred amounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process, and if any attempt is made to do so, or I become bankrupt, my interest may be terminated by the Committee, which, in his sole discretion. I further understand that nothing in the Sub-Plan shall be interpreted or construed to require the Company in any manner to fund any obligation to me, or to my beneficiary(ies) in the event of my death.


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             (Signature)                                  (Date)


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             (Print Name)                           (Company Location)

Received:
Agent of Chief Executive Officer


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              (Signature)                                  (Date)